DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS Blue Chip VIP DWS Core Fixed Income VIP

The Board of each fund noted below has approved a proposal by Deutsche Investment Management Americas Inc. (”DIMA”), the advisor of each fund, to effect the following fund reorganizations or “mergers”:

Acquired Funds	Acquiring Fund
DWS Variable Series II — DWS Blue Chip VIP DWS Variable Series II — DWS Core Fixed Income VIP	DWS Variable Series I — DWS Growth & Income VIP (effective on or about May 1, 2012, DWS Core Equity VIP) DWS Variable Series I — DWS Bond VIP

The mergers are expected to occur on or about April 30, 2012 and they are expected to be tax–free reorganizations for federal income tax purposes. Completion of each merger is subject to a number of conditions. On the merger date, an investment in each Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the corresponding Acquiring Fund. Therefore, as a result of the mergers, shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund. You can find information about each Acquiring Fund and its risks, including a prospectus and summary prospectus, online at www.dws–investments.com/vipros. You can also get this information at no cost by e–mailing a request to inquiry.info@dws.com, calling (800) 728–3337 or by contacting your insurance company.

Please Retain This Supplement for Future Reference

November 21, 2011
PROSTKR-108